May 14, 2026 2026 Second Quarter Investor Presentation Exhibit 99.1

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward- looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from acquisitions, including risks that cost savings and other synergies from completed or future mergers may not be realized (or may be less than or delayed from expectations), challenges in integrating acquired businesses, disruptions to customer, employee, or other relationships, diversion of management attention, and the ability to effectively manage larger or more complex operations post- transaction; (7) the Company’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (11) the Company’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (12) the impact, extent and timing of technological changes, (13) concentrations of credit or deposit exposure, (14) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (15) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (16) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward- looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non- GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FirstBank

FirstBank receives JD Power award


HIGHEST CUSTOMER SATISFACTION
JDPOWER
RETAIL BANKING - SOUTH CENTRAL • 2026
PRESENTED TO
FIRSTBANK
BY JD POWER

✓ FirstBank **ranked #1 for Retail Banking Customer Satisfaction** in the South Central Region

✓ This award highlights FirstBank's **core values** by ranking the Company as **#1 in ….**

Trust

People

About the award:

- JD Power 2026 Retail Banking Satisfaction Study℠
- Feedback received from +100,000 retail banking customers across the U.S.
- Measures satisfaction across multiple core dimensions of the banking experience
- For JD Power 2026 award information, visit jdpower.com/awards

"For our customers' feedback to result in us ranking #1 is a significant honor. It demonstrates that our approach of pairing the latest in financial products and capabilities with a century of hometown heart truly sets the FirstBank experience apart."

Christopher Holmes, President and CEO

3

4 FB Financial today Note: Figures presented are as of March 31, 2026. FirstBank Franchise Map Not pictured: Mortgage Only Location in Fair Hope, Alabama. 1906 Founded in Scotts Hill, TN $16.5 Billion in Total Assets as of 1Q 26 90 Full-Service Branch locations throughout TN, AL, GA, and KY Headquartered in Nashville, TN Over 1,600 teammates across the Southeast $16.5 B Assets $12.5 B Loans $14.1 B Deposits Not pictured: Mortgage Only Location in Fair Hope, Alabama.

5 Company Overview Community Bank •Chartered in 1906, one of the longest continually operated banks in Tennessee •Local-decision making model deployed across our footprint Strong market • Franchise spanning both Metro & Community markets across the Southeast • Number 6 market share in Nashville MSA; top 10 in 7 additional MSAs throughout our footprint1 Customer Focused Great place to work • JD Power award winning customer satisfaction •Ranked #1 for Retail Banking Customer Satisfaction in the South Central Region •Awarded “Top work-places” by the Tennessean •Named one of American Bankers “Best Places to Work” Growing Franchise • Favorable geography in the Southeastern US • Recent merger with ~$3B Southern States Bancshares, Inc. 1 Source: S&P Global. Market data is as of June 30, 2025 and is presented on a pro forma basis for announced acquisitions since June 30, 2025.

6 Strategic drivers Highly Motivated Executive Management Team Great Place to Work Strong Financial Performer Empowered Teams Across Attractive Metro & Community Markets Proven Opportunistic Acquirer with Scalable Platforms and Technology

FirstBank

Recent Corporate History

	2021	2022	2023	2024	2025	2026 YTD
Adj ROAA[1]	1.52%	1.12%	1.11%	1.25%	1.37%	1.45%
Adj ROATCE[1]	16.9%	12.9%	12.8%	12.9%	14.0%	15.3%
Total Assets	$12.6 bn	$12.8 bn	$12.6 bn	$13.2 bn	$16.3 bn	$16.5 bn

2024

- Market expansion into Asheville, NC and Tuscaloosa, AL
- Completed 2 securities portfolio restructure transactions totaling $526M sold and reinvested at a weighted average yield improvement of ~3.3%
- Continued focus on operating efficiency measures resulting in an adjusted efficiency ratio[1] of 54.6% in 4Q24, down from 61.7% in 4Q23
- Well-positioned with a strong balance sheet, evidenced by strong capital ratios:
  - 12.8% CET1
  - 15.2% RBC

2025

- Closed merger with Southern States Bancorp Inc. ("SSBK")

SOUTHERN STATES BANCSHARES, INC.

- About SSBK:
  - Headquarters: Anniston, AL
  - Previously publicly traded as SSBK on the NASDAQ
  - Geography: East Alabama & West Georgia
  - 15 branches & 2 LPOs
  - $2.9 billion in Total Assets
  - Deal closed & systems converted in 3Q25

2026


JDPOWER

- ✓ FirstBank **ranked #1 for Retail Banking Customer** Satisfaction in the South Central Region
- ✓ This award highlights FirstBank's **core values** by ranking the Company as **#1 in .... Trust & People**

[1]Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

7

FirstBank

Growing deposit franchise

- **90** full-service branches
- **$14.1** billion deposits
- Well-positioned in desirable markets
- Attractive footprint and favorable geography

Deposit Market Share

Previous[1]

Market	Rank
Nashville	6th
Chattanooga	5th
Knoxville	9th
Jackson, TN	3rd
Bowling Green, KY	7th
Birmingham, AL	21st
Huntsville, AL	21st
Memphis, TN	28th
Florence, AL	9th

Growing market share

Current[2]

Market	Rank
Nashville	6th
Chattanooga	5th
Knoxville	9th
Jackson, TN	3rd
Auburn/Opelika, AL	5th
Columbus, GA	4th
Bowling Green	8th
Birmingham, AL	16th
Huntsville, AL	16th
Memphis, TN	28th
Atlanta, GA	23rd

Green = change since previous market share reporting.

Population change[3]
2020 - 2026


3.6%
6.4%
9.0%
U.S.
FBK Footprint
Nashville

Population Change (P)[3]
2026 - 2031


2.6%
4.2%
5.7%
U.S.
FBK Footprint
Nashville

Household Income Change (P)[3]
2026 - 2031


11.3%
11.7%
14.7%
U.S.
FBK Footprint
Nashville

[1]Source: S&P Global. Market data is as of June 30, 2024 and is presented on a pro forma basis for announced acquisitions since June 30, 2024. [2]Source: S&P Global. Market data is as of June 30, 2025 and is presented on a pro forma basis for announced acquisitions since June 30, 2025. [3]Source: S&P Global. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2025. (P) represents projected information.

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9 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q26 calculation is preliminary and subject to change. $2.57 $2.48 $2.45 $1.10 $3.01 $3.40 $3.99 $1.12 2023 2024 2025 2026 YTD Earnings per share Adjusted earnings per share Earnings per Share $14 $14 $20 $22 $25 $27 $30 $28 $31 $34 $38 $38 $12 $12 $15 $17 $19 $22 $25 $23 $26 $28 $30 $31 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q 26 BVPS TBVPS 15.2% 14.7% 13.6% 13.2% 13.4% 1Q25 2Q25 3Q25 4Q25 1Q26 0.79% 0.97% 0.94% 0.97% 0.96% 1Q25 2Q25 3Q25 4Q25 1Q26 $52.1 $58.6 $81.0 $77.1 $78.2 1Q25 2Q25 3Q25 4Q25 1Q 26 Book Value per Share Total RBC Ratio2 NPLs / Total Loans HFIAdjusted ROATCE1Adjusted PPNR1 (in millions) 1 1 $1,354 $1,364 $1,594 $1,567 $1,594 12.3% 12.4% 14.7% 15.9% 15.3% 1Q25 2Q25 3Q25 4Q25 1Q 26 Tangible Common Equity Adj ROATCE11

Net Interest Margin

FirstBank

Highlights

- NII lower in the quarter driven by day count and the first full quarter's impact of 4Q benchmark interest rate cuts
- Net interest margin (NIM) impacted by lower loan yields and the larger balance sheet
- Accretion on purchased loans contributed ~$6.3 million or 17 bps to NIM in 1Q

Net Interest Income Rollforward ($ in thousands)	
4Q25 Net Interest Income	150,642
Impact of loan & deposit rate changes	81
Impact of loan volume changes	771
Impact of deposit volume changes	(657)
Impact of rate & volume change on cash	(668)
Impact of day count	(3,257)
Impact of all other changes	(139)
1Q26 Net Interest Income	**146,774**



FTE NII / NIM Trend
($ millions)
$108.4
$112.2
$148.1
$150.6
$146.8
3.55%
3.68%
3.95%
3.98%
3.94%
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income (NII)
Net Interest Margin (NIM)

10

Noninterest Income & Expense

Noninterest Income

($ millions)



$23.0
$23.6
$28.8
$27.7
$26.4
$25.9
1Q25
4Q25
1Q26
Noninterest Income
Adj. Noninterest Income[1]

Noninterest Expense

($ millions)



$79.5
$107.5
$95.2
60.9%
60.2%
55.2%
1Q25
4Q25
1Q26
Noninterest Expense
Efficiency Ratio

Adj. Noninterest Expense[1]

($ millions)



$79.1
$100.4
$93.7
59.9%
56.3%
54.3%
1Q25
4Q25
1Q26
Adj. Noninterest Expense[1]
Adj. Efficiency Ratio[1]

Highlights

Noninterest income:

- Day count impacts core fees such as mortgage, atm/interchange, etc.
- Mortgage income down ~$1.3 mm, partially due to increased market volatility and uncertainty
- Decrease in BOLI income of ~$400k, as 4Q included a non-recurring benefit payment
- Service charges and swap fees up during the quarter

Noninterest expense:

- Personnel costs down with a return to normalized incentive levels
- Lower merger & integration costs in the period – with no further costs expected
- Decreases also noted in Legal & Professional, Data Processing, and Marketing

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

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12 Loans HFI $9.77 $9.87 $12.30 $12.38 $12.50 6.41% 6.44% 6.75% 6.64% 6.51% 1Q 25 2Q25 3Q25 4Q25 1Q26 Loans HFI / Total Yield ($ billions) Loans HFI Total Loan HFI Yield 1-4 family 15% 1-4 family HELOC 6% Multifamily 6% C&D 9% CRE 23% C&I 36% Other 5% Portfolio Mix $12.5 Billion 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. Note: Loan yield shown above includes a tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%. 1 2 • Ending Loan HFI balances were $12.5 billion, up $120 million in the quarter or ~4% annualized • Key growth categories include – • Commercial & Industrial loans up $57mm • CRE Owner-Occupied loans up $56mm • Resi Mortgage loans & HELOCs up $18mm and $27mm, respectively • Lower loan yields a result of repricing of variable rate loans into lower overall benchmark interest rates during the period

Diversified loan portfolio

C&I[1] Exposure by Industry
($ millions)

Industry	C&I	CRE-OO	Total	% of Total
Real estate rental and leasing	$313	$269	$582	13%
Retail trade	115	406	521	12%
Manufacturing	251	258	509	12%
Other services (except public administration)	76	274	350	8%
Finance and insurance	307	18	325	7%
Health care and social assistance	54	227	281	6%
Wholesale trade	183	94	277	6%
Accommodation and food services	74	198	272	6%
Construction	174	90	264	6%
Information[3]	181	13	194	4%
Transportation and warehousing	104	87	191	4%
Professional, scientific and technical services	118	65	183	4%
Arts, entertainment and recreation	64	64	128	3%
Administrative and support and waste management and remediation services	73	37	110	3%
Other	152	105	257	6%
Total	**$2,239**	**$2,205**	**$4,444**	**100%**

CRE[2] exposure by type



Assisted Living Facility 6%
Other 8%
Office 17%
Healthcare Facility 2%
Self Storage 5%
Land-Manufactured Housing 4%
Retail 20%
Warehouse/Industrial 20%
Hotel 18%

C&D exposure by type



Multifamily 9%
Construction 25%
Construction 15%
Residential Development 33%
Land 8%
Consumer 23%
Land 5%
Lots 3%
Commercial 35%
Land 18%
Office 3%
Other 14%

Note: Data as of March 31, 2026. [1] C&I includes owner-occupied CRE. [2] Excludes owner-occupied CRE. [3]Includes certain "assignment of catalog" lending which pertains to a security interest in a borrower's intellectual property, at FirstBank this most notably applies to music catalogs.

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14 Nashville 39% Memphis 6%Knoxville 3% Huntsville 6% Birmingham 14% Chattanooga 1% Other 10% Communities 21% Class A 21% Class B 44% Class C 12% Under $2 Million 23% Office exposure Geographic exposure Note: Data as of March 31, 2026. Data is only non-owner occupied CRE & C&D loans. Data excludes medical office buildings. Credit detail by class Class Outstanding ($mm) Avg. Balance ($mm) Wtd. Avg. LTV Wtd. Avg Occupancy Class A > $2 million $108.4 $7.2 57.5% 93.0% Class B > $2 million 227.7 5.6 63.5% 80.3% Class C > $2 million 64.9 5.9 64.3% 83.5% Total > $2 million $401.0 $6.0 62.0% 84.3% Total < $2 million 121.4 0.6 N/A N/A Total Office $522.4 $1.9 N/A N/A Exposure by class • Office loans as of 1Q26 – • Represent ~4% of total Loans HFI population • 99% of portfolio is pass rated and current • 16% of portfolio matures by year-end 2026 • 52% fixed rate & 48% floating rate • Continuous monitoring of office loans greater than $2 million shows minimal concerns • Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors

15 Valuable deposit base Cost of deposits 19.3% 19.2% 19.5% 18.9% 18.9% 2.54% 2.48% 2.53% 2.40% 2.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest-bearing as % of total deposits Cost of total deposits (%) Deposits by customer segment ($billions) • Deposit balances ended at $14.1 billion, up $167 million or ~5% annualized • Customer deposits up ~3% annualized – led by growth in CDs, Savings, and seasonal Public Funds • 4Q deposit repricing drove decline in cost of funds and led to declines in rate-sensitive money market balances Highlights Noninterest -bearing checking 19% Interest- bearing checking 19% Money market & savings 42% Time 20% 38% Checking accounts 1Q26 Deposit composition $4.9 $4.8 $6.0 $6.1 $6.1 $4.7 $4.8 $6.0 $6.2 $6.1 $1.6 $1.8 $1.8 $1.7 $1.9 $11.2 $11.4 $13.8 $14.0 $14.1 1Q25 2Q25 3Q25 4Q25 1Q26 Consumer Commercial Public Total

16 Asset Quality Metrics 0.63% 0.76% 0.76% 0.80% 0.78% 0.21% 0.16% 0.13% 0.17% 0.20% 0.84% 0.92% 0.89% 0.97% 0.98% 1Q25 2Q25 3Q25 4Q25 1Q26 Nonperforming Assets / Total Assets Other NPAs Optional GNMA repurchase • Higher charge-off levels during the quarter a result of unique borrower situations, not broader economic themes • Underlying credit quality remains solid with stable nonperforming loan and asset ratios • Reserve levels remain adequate and relatively stable $150.5 $148.9 $185.0 $186.0 $186.3 1.54% 1.51% 1.50% 1.50% 1.49% 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses & Coverage Ratio ($ millions) ACL ACL Coverage Ratio 13Q25 provision expense includes the impact of day one provision for non-PCD acquired loans and unfunded commitments. 2Includes other real estate owned and repossessed assets–see page 13 of the 1Q26 Financial Supplement. Highlights 2 $2,292 $5,337 $34,417 $1,232 $3,024 0.14% 0.02% 0.05% 0.05% 0.11% 1Q25 2Q25 3Q25 4Q25 1Q26 Provision for Credit Losses & Net Charge Offs ($ thousands) Provision for Credit Losses NCO Ratio (ann.) 1

17 1.54% 0.87% 1.31% 0.89% 2.51% 1.76% 1.60% 1.82% 3.59% 1.50% 1.11% 1.25% 1.01% 2.16% 1.64% 1.81% 1.43% 3.49% 1.49% 1.14% 1.22% 1.00% 2.34% 1.45% 1.79% 1.37% 3.29% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 1Q25 4Q25 1Q26 Allowance Modeling & Reserve Allocation ACL on loans HFI / Loans HFI by category • In 1Q equities and broader markets were noticeably more volatile due to geopolitical events and a sharp increase in oil prices • Economic forecasts include consideration of these events at varying levels • Certain macro economic forecast variables were still improved compared to the 4Q outlook • 1.49% ACL coverage ratio at period end Key forecast inputs1 2Q26 3Q26 4Q26 1Q27 National Unemployment Rate 4.5 4.5 4.5 4.5 CRE Price Index 1.4 1.4 1.4 1.4 National Housing Price Index 0.15 0.69 0.23 -0.01 Prime Rate 6.1 5.9 5.6 5.6 1 Source: Moody’s “March 2026 U.S. Macroeconomic Outlook Baseline Scenario”, with the exception of the National Housing Price Index which also incorporates components of the Mortgage Bankers Association Mortgage Finance Forecast.

18 Capital & Liquidity Simple Capital Structure Common Equity Tier 1 Capital 86% Subordinated Notes 5% Tier 2 ACL 9% Total regulatory capital: $1,920 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q26 calculation is preliminary and subject to change. 3 Includes capacity from internal policy and does not include loans held at the REIT that could be pledged for additional capacity. On-balance sheet liquidity ($mm) $1,498 $1,713 $1,890 $1,805 $1,795 11.6% 13.1% 11.9% 11.3% 11.2% 1Q25 2Q25 3Q25 4Q25 1Q26 On-balance sheet liquidity On-balance sheet liquidity / tangible assets Capital Position 1Q25 4Q25 1Q26 Shareholder’s Equity/Assets 12.2% 12.0% 12.0% TCE/TA1 10.5% 9.84% 9.91% Common Equity Tier 12 12.8% 11.4% 11.5% Tier 1 Risk-Based2 13.1% 11.4% 11.5% Total Risk-Based2 15.2% 13.2% 13.4% AOCI Adjusted Ratios:1,2 Adj. Common Equity Tier 1 11.3% Adj. Total Risk-Based 13.2% 1 • Capital and liquidity levels remain strong and well- above required regulatory thresholds • Executed ~$22 million in share buy backs in 1Q 26 • Securities portfolio makes up 9% of total assets and does not include any HTM securities • 1Q26 available sources of liquidity – • $1.8 billion on-balance sheet • $8.6 billion total other sources3

19 Mortgage results 2.51% 2.86% 2.69% 2.97% 2.89% 1Q25 2Q25 3Q25 4Q25 1Q26 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $329 $402 $342 $279 $366 $53 $55 $90 $107 $124 $382 $457 $432 $386 $490 1Q25 2Q25 3Q25 4Q25 1Q26 Purchase Refinance Highlights Mortgage Banking Segment ($ thousands) 1Q25 4Q25 1Q26 Total Revenue $ 14,254 $ 16,827 $ 15,256 Provision for loan losses 103 436 1,037 Noninterest expense 12,640 13,992 13,588 Pre-tax net contribution after allocations 1,511 2,399 631 Total Assets 646,352 676,330 765,191 Efficiency Ratio 88.7% 83.2% 89.1% Core Efficiency Ratio1 87.9% 83.2% 89.6% 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. • Mortgage segment pre-tax net contribution of $631 thousand • Rate lock activity up in the quarter including ~$134 million in pipeline at quarter end • Economic uncertainty set in during the back half of the quarter slowing deal flow and close timelines, leading to lower segment revenue

20 Appendix

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

23 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

24 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

25 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

26 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

27 GAAP reconciliations and use of non-GAAP financial measures Adjusted total risk-based capital

28 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

29 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

30 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratio (tax-equivalent basis)

31 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency ratio (tax-equivalent basis)

32 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

33 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

34 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

35 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

36 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures

37 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures